FIST2 P-2 11/09

SUPPLEMENT DATED NOVEMBER 16, 2009

TO THE PROSPECTUS
DATED MARCH 1, 2009

OF
FRANKLIN INVESTORS SECURITIES TRUST

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

The Prospectus is amended as follows:

I.     The first three sentences of the eleventh paragraph (for Franklin Low Duration Total Return Fund) and of the ninth paragraph (for Franklin Total Return Fund) in the section entitled “Main Investment Strategies” under “Goal and Strategies” are deleted and replaced in their entirety with the following:

In order to effectively manage cash flows in or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts. Financial futures contracts, which include interest rate and bond futures contracts, are agreements to buy or sell a specific security or securities or exposure to a particular interest rate at a specified future date and price. Among other techniques, the Fund may use interest rate and bond futures contracts, including futures on U.S. Treasury securities, and options on such futures, to help hedge or manage risks relating to interest rates and other market factors, to increase liquidity, to invest in or reduce exposure to (take a short position in) particular instruments in more efficient or less expensive ways, and to quickly and efficiently cause new cash to be invested in the securities markets or, if cash will be needed to meet shareholder redemption requests, to remove Fund assets from exposure to the markets.

II.     The following paragraph replaces in its entirety the paragraph beginning “In addition, the Fund may invest in swap agreements . . . “ in the section entitled “Main Investment Strategies” under “Goal and Strategies”:

In addition, the Fund may invest in swap agreements, which may include interest rate, total return, currency and credit default swaps, and options on such swap agreements. Swap agreements are contracts between the Fund and, typically, a brokerage firm, bank or other institutional buyer for periods ranging from a few days to more than a year, in which the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or other currency value of predetermined investments or instruments. For credit default swaps, the buyer of the credit default swap is obligated to pay the seller a series of payments over the term of the agreement in return for payment by the seller in the event of a default or other credit event with respect to the underlying debt obligation.An option on a swap agreement gives the buyer the right to enter into a specific underlying swap agreement with a counterparty in return for the payment of a premium to the counterparty.

Please keep this supplement for future reference.

FIST2 SA-3 11/09

SUPPLEMENT DATED NOVEMBER 16, 2009

TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2009

OF
FRANKLIN INVESTORS SECURITIES TRUST

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

The Statement of Additional Information is amended as follows:

I. The following is added under the section "Goals, Strategies and Risks - Glossary of Investments, Technique, Strategies and Their Risks – Derivative instruments."

Options on swap agreements (“swaptions”). Generally, the Total Return Fund and the Low Duration Fund may purchase options on swap agreements, commonly known as swaptions, although currently such Funds only intend to purchase options on credit default swaps. A Fund may buy options on credit default swaps to help hedge the Fund’s risk of losses due to credit rating declines in specific debt securities held by the Fund or due to overall declines in portions of the debt securities markets. A swaption is an over-the-counter option (see the discussion on OTC options) that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option. The writer (seller) of a swaption receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. The Fund generally assumes a greater risk when it writes (sells) a swaption than when it purchases a swaption. When the Fund purchases a swaption, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs. When the Fund writes (sells) a swaption, however, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Swaptions also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk and credit risk. With respect to the Funds’ purchase of options on credit default swaps, depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the swaption, the value of the underlying credit default swap and therefore the value of the swaption will change. For more information about these risks and the mechanics of options and swap agreements, see the discussion of OTC options and swap agreements, including the descriptions of various types of swaps the Fund may enter into.

II.     The first paragraph in the section "Goals, Strategies and Risks - Glossary of Investments, Technique, Strategies and Their Risks – Derivative instruments – Futures contracts" is replaced with the following:

Futures contracts. The Fund may enter into futures contracts on foreign currencies, interest rates, and on debt securities, including those that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, and three-month U.S. Treasury bills, and on indices for such instruments.

III.     The last sentence of the sixth paragraph in the section "Goals, Strategies and Risks - Glossary of Investments, Technique, Strategies and Their Risks – Derivative instruments – Futures contracts" is deleted.

IV.     The section “Future developments” under "Goals, Strategies and Risks - Glossary of Investments, Techniques, Strategies and Their Risks - Derivative instruments" is replaced with the following:

Future developments in derivatives. The Fund may take advantage of opportunities in the area of derivative investments that are not presently contemplated for use by the Fund or that are not currently available but which may be developed in the future, to the extent such opportunities are consistent with the Fund’s investment goals and are legally permissible for the Fund.

Please keep this supplement for future reference.